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                                RENTAL AGREEMENT

THIS AGREEMENT, entered into this 8th day of September, 1997 between Jack May hereinafter referred to as "Management" and iVillage, a Corporation, hereinafter referred to as "Resident."

Management does hereby rent to Resident(s), Apartment Number 928 located at 928 Waverly Street and Downstairs studio California, on a month-to-month tenancy and under to following terms and conditions.

TERM, RENT AND DEPOSIT

1. It is agreed that the monthly rental shall commence on the 15th day of September, 1997.

2. Resident(s) agreed to pay rent to Management for each month, in advance, by check or money order, but not in cash, on the first day of each month, during the full term of this rental agreement the sum of $2590.00 for the apartment as described (gas, electricity and telephone are not included). In addition to all other payment s required of Resident(s) hereunder. Resident(s) agrees to pay the following:

     $2590 Security Deposit (to secure faithful performance of Rental Agreement) $______ Key Deposit
     $______ Pet Deposit
     $______ Other deposit for ______________________________ .

3. Resident(s) understands that adjustments in rental rates are inevitable. Management reserves the right to increase of adjust rental rates based on market conditions, operating costs, expenses, finance costs, or any other factor at the sole discretion of the Management.

     The frequency of increases will be set by Management and Resident(s) will receive at least sixty (60) day notice in advance of any rental rate change.

4.   RESIDENT(S) AGREES TO PAY LATE CHARGES ON ALL RENT NOT PAID BY THE FOURTH
     (4th) OF THE MONTH. LATE CHARGES WILL BE $10.00 PLUS $2.00 FOR EACH ADDITIONAL DAY (AFTER FOURTH (4th) OF THE MONTH) THAT THE RENT IS LATE. IN ADDITION, IF ANY CHECKS ARE RETURNED BY THE BANK FOR ANY REASON, THERE WILL BE A FURTHER CHARGE OF $25 FOR EACH CHECK.

5. Resident(s) agrees that 2 payments of late rent, specifically, rent that is received on or after the 2nd calendar day for 2 consecutive months, will cause rental payments to be made on a bi-monthly basis, or, 2 months in advance. Resident(s) agrees to this change upon 30 days notice from Management. All other terms and conditions of this Rental Agreement remain unchanged. All notices pursuant to law or this rental Agreement will continue to be given on the basis of a month to month tenancy, including but not limited to a notice of termination of tenancy from the Management to the Resident(s). This notice will continue to be required as a 30 day notice by either party.

AGREEMENTS REGARDING OCCUPANCY

6. Resident(s) shall not sublet or assign this apartment without the prior written consent of Management. Said premises are to be occupied solely as housing accommodations by (no limit) adults and (no limit) children only, and for no other purpose whatsoever. In the event of additional occupants added as Resident(s) under this agreement without written consent of Management, then the Resident(s) agrees to pay the sum of $25.00 per day for each additional occupant.

7.   Resident(s) shall keep said premises in a good state of preservation.

8. Resident's absence from the premises for fourteen (14) consecutive days, while all or any other portion of the rent is unpaid, shall be deemed an abandonment of said premises, and the tenancy shall, at the option of the



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     Management, terminate without further notice in such event. Management may dispose of all Resident(s) property remaining on said premises and re-rent said premises without any liability to Resident(s) whatsoever as provided by law.

9. Resident(s) agrees at the commencement of this rental agreement that the apartment is clean and in good condition and repair. Resident(s) agrees to leave the apartment in a reasonably clean condition and repair when vacating, it being understood that Resident(s) shall not be responsible for reasonable wear and tear (due solely to the passage of time), acts of God and the elements.

10. Resident(s) agrees not to keep any animal, bird, fowl, pet or piano in the apartment without written consent of Management, and only after paying to Management an additional deposit as required and after complying with any pet policies in effect at that time.

11. Violation by Resident(s) of any applicable ordinance or statute shall be deemed sufficient cause for termination of tenancy. Resident(s) representations made in the rental application shall be considered inducement to Management to execute this agreement. Misrepresentations in the application shall be considered as cause to terminate this agreement. Each and every term, covenant and agreement herein contained shall be deemed a condition hereof. Management would not have entered into this agreement except in sole reliance that Resident(s) shall fully perform each and every condition. No oral agreement have been entered into and this Agreement shall not be modified unless such modification is reduced to writing. Waiver by Management of any singular breach of any singular term or singular condition of this Agreement shall not constitute a waiver of subsequent breaches. Time shall be of the essence of this Agreement. The invalidity or partial invalidity of any provision of this Agreement shall not render the remainder of the Agreement invalid or unenforceable.

12. All prorations or rent shall be made based on the number of days in the particular month to be prorated for partial occupancy, except in the case of an unlawful detainer where rent shall be prorated on the basis of a 30 day month.

13. Resident(s) agrees not to make any alteration, installations, repairs or redecorations of any kind whether permitted by law or otherwise to the premises without written permission by Management. Any items attached to the walls or woodwork, including shelving, brackets, hooks, chainlocks, but excluding pictures and art objects, are to remain as the property of the building.

14. Resident(s) acknowledges that the leased premises and the building of which the leased premises is a part is not a "security" building. Management makes no representations nor warranties that the leased premises of the building of which the leased premises are a part is secure from theft or any other criminal activity perpetrated by any Resident(s) or others. Security officers to the extent that they may be on the premises or other security facilities provided by the Management are for the Resident(s) convenience only, and Management makes no warranty or representations as to the effectiveness of any such security officers or facilities as a deterrent against any criminal activity, damage, or injury to Resident(s) or any invitee of the Resident(s) or the personal property of the Resident(s) or any invitee of the Resident(s).

15. Management shall not be liable to Resident(s) or to any other person who suffers damage, nor shall Management be deemed in default hereunder for any interruption or reduction in utilities or services caused by other than Management and due solely to its negligence. Resident(s) shall not be entitled to any statement of rent by reason of any such interruptions of utilities or service and/or any reduction or utility service.

16. Resident(s) agrees to comply with any energy conservation programs implemented by Management.

17. Absent specific written instructions to the contrary, Resident(s) hereby grants to Management authorization to enter the leased premises subject to the following conditions

     a.   By having requested maintenance service within the unit.

     b. By receipt of a 24 Hours Notice from Management requiring entry to the unit.

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     c.   Emergency situations where a notice is clearly impractical.

     d. Verify continuing occupancy if rent is unpaid and it is believed tat the Resident(s) has vacated the premises.

     e. To show the premises for the purpose of re-leasing after a Notice to Vacate has been given by the Resident(s) to Management.

TERMINATION OF TENANCY

18. RESIDENT(S) AGREES TO DELIVER TO MANAGEMENT WRITTEN NOTICE OF INTENTION TO VACATE AT LEAST SIXTY (60) DAYS PRIOR TO THE TERMINATION OF HIS/HER TENANCY.

19. Management will inspect the premises, setting the requirements for janitorial, cleaning, carpet steam cleaning, drapery dry cleaning, and interior repainting, upon termination of tenancy to determine whether there are any charges to the Resident(s) with regard to the deficiencies in the condition of the apartment. Resident(s) may be present during this inspection. In the event there is any charge to the Resident(s), security deposit will be used to offset Management's charges and the balance will be refunded to the Resident(s) or if said security deposits are insufficient to cover the charges, Resident(s) shall promptly pay any deficiency. Management's obligations with respect to the cleaning and security deposits are those of a debtor and not a trustee: said deposits shall not bear interest and can be commingled with Management's general funds.

20. Thirty (30) days prior to the expiration of this Agreement, or in the event Resident(s) terminates his tenancy as herein provided, Management shall have the right to immediately show said premises to prospective
     Resident(s) at times convenient to the Resident(s).

21. Resident(s) agrees that a hold over tenancy past the ending date of a proper notice to terminate by either party shall be a hold over tenancy commencing with the first (1st) day after the expiration of the notice period, and that the rental rate shall be at a rate of TREBLE the then current rate until the apartment is vacated.

22. Resident(s) agrees to pay costs for cleaning and refurbishing the apartment and returning said apartment to the condition in which it was delivered to Resident(s), plus a factor of 20% to offset overhead cost of Management, the actual amount of which it is impractical to ascertain. This charge is intended to offset costs incurred by Management contracting and supervising the refurbishing work, for which the Resident(s) is responsible.

23. Resident(s) understands and agrees that a charge of $7.50 will be assessed against each apartment for the purpose of re-keying locks.

24. Any refund of deposits will be made jointly in the made of the Resident(s) of record at the time of termination of tenancy and that any sharing or division of the settlement __________ these deposits among the Resident(s) shall be the responsibility of the Resident(s) not the Management.

INSURANCE-LIABILITY

25. Resident(s) understands and agrees that any insurance in effect for the premises does not cover property, possessions or personal liability of Resident(s) or their invitees. Resident(s) desiring insurance protection against fire, theft, or other catastrophies should consult their personal insurance agents.

26. It is agreed that Management at its sole option may terminate this Rental Agreement immediately where and when a destruction of the premises has occurred and the ______ or restoration of said premises cannot be reasonably completed within 7 days after the t is commenced, or where the loss is not covered by the Management's then in effect _______ and extended insurance policy.

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27.  Resident(s) releases Management from any liability for loss or damage to
     Resident(s) property while stored on the said premises. No property shall be stored outside the apartment unit without the prior written consent of Management. Any property so stored shall be removed from the premises immediately upon termination of tenancy. In the event that such property is not so removed, Management may dispose of same without any liability of Resident(s) whatsoever as allowed by law.

28. Resident(s) shall not cause, suffer or permit any act to be committed which will increase the existing sale of insurance upon the building in which the leased premises are located or violate any provision of or cause the cancellation of any insurance policy covering said building and shall not keep any articles on the leased premises which may be prohibited to be kept by the standard lease form. Local government codes or any provision of the insurance policy then in effect.

     The undersigned agrees to indemnify and hold harmless Management from and against any and all claims arising out of Resident(s) use of the premises or any part thereof by its guests, invitees, or visitors or any active negligence of Resident(s), its agents, servants or invitee or any guest Resident(s) and in each case from and against any and all damages losses, liabilities, lawsuits, judgements and costs or expenses (including without limitation reasonable attorney's fees) arising in connection with any such claim or claims as described herein.

DEFAULT AND REMEDIES

29. In the event of default by Resident(s), Resident(s) agrees to pay all costs of collection or enforcement of any form of this agreement whether or not suit or recovery is filed, including but not limited to reasonable attorney's fees and all charges for services for but not limited to any notices, court costs, filing fees, attorney's fees, interest, discounts for assignment to collection agencies.

30. In the event that it is necessary for either party to retain an attorney or to bring suit to enforce this Agreement, the prevailing party shall be entitled to all attorney's fees and court costs reasonable required to enforce the Agreement, whether or not suit is filed. These costs include, but are not limited to, attorneys fees, court costs, miscellaneous legal charges, copying charges, courier fees, etc. Interest shall accrue at a rate of 10% per annum on any unpaid amount due, until said amount is fully paid.

NOTICES

31. Management employs from time to time management agents who are authorized to act for and on behalf of the Management for the purposes of services of process and for the purposes of receiving and receipting legal notices and demands Resident(s) agrees to recognize and deal through these agents only.

32. The name of the person authorized to manage the premises and further authorized to act for and on behalf of the Management for the purpose of service of process and receiving and receipting notices and demands is

                  Jack May
                  2240 Ocean Street east
                  Santa Cruz, CA  95060
                  408-429-5255 (Home telephone and fax)
                  or the Resident(s) Manager at any time whose address is the on-site Rental Office.

33. It is agreed that any notices which may be given from time to time by Management to Resident(s) or that are required to be given under the terms of this Agreement or under the terms of law, may be served to the Resident(s) at the address of the rented premises, or by mailing first class mail, postage prepaid to the Resident(s) at the address of the rental premises.

MISCELLANEOUS

34. Resident(s) hereby acknowledges that any flat roofs, or portions of roof area, adjacent to the rented premises are not designed to and should not be used for walking upon nor to have any objects of any kind placed upon them at any time, and that Resident(s) understands that any damage resulting from the

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     violation of this requirement including but not limited to water leaks through, or damage to the roof, will be the sole responsibility of the Resident(s). Damages shall be repaired, and Resident(s), in accordance with the Rental Agreement, will be held responsible for, and will promptly pay for the costs of the repairs.

35. If a fire protection device such as a smoke alarm of smoke detector is installed within the unit, upon taking occupancy the Resident(s) assumes responsibility for the maintenance of said device. This maintenance shall include smoke detectors and fire extinguishers. Resident(s) assumes liability for testing of devices or periodically inspecting pressure gauges, if any, and promptly reporting any deficiencies to the Management. Upon notification to the Management by the Resident(s), Management will make the necessary repairs in a reasonable amount of time.

36. All Resident(s)s should be aware that storage of firewood, or other storage item on patios, decks, and entry ways may cause damage to the building, and any such damage is the responsibility of the Resident(s). Resident(s) agrees to take precautions to prevent, remedy default if noticed, and pay Management the cost of repairs.

37.  Resident(s) acknowledges receipt of

         _____________________       keys for____________________
         _____________________       fire extinguisher(s)
         _____________________       apartment door keys
         _____________________       mail box keys
         _____________________       smoke alarms
         _____________________       TV cable
         _____________________       ____________________________
         _____________________       ____________________________

38. The undersigned acknowledges and understands that a large artificial landscape waterway and lake is, or may be, constructed and maintained throughout this project. The undersigned recognizes the presence of this hazard for children and unsupervised minors, invitees, etc., and the necessity for proper and adequate supervision by the Resident(s) of all such persons in the area of this lake or waterway.

39. Resident(s) agrees to use designated parking space exclusively for the parking of motor vehicles, including automobiles, motorcycles and pickup trucks, but excluding trailers of any kind, boats, campers, buses or trucks larger than a one-ton pickup or vehicles with commercial markings.

40. Each of the parties hereto acknowledges receipt of an executed duplicate copy of this rental Agreement. All Resident(s) shall sign this agreement and shall be jointly and severally liable thereunder, and any subtenant or guest, whether or not considered to be by Management, by taking occupancy, shall be deemed to have knowledge of and to have consented to the terms of this Agreement.


                                            /s/ JPM                      9/8/97
         -----------------------------      -----------------------------------
         Resident                 Date      Management                     Date

                                            /s/ Candice Carpenter       9/10/97
         -----------------------------      -----------------------------------
         Resident                 Date      Resident                       Date


         -----------------------------
         Resident                 Date

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September 11, 1997

Candice Carpenter
CEO
iVillage
170 Fifth Avenue, 5th Floor
New York, NY 10010

Jack May
236 N. Santa Cruz, Suite 228
Los Gatos, CA 95030


Re. 928 Waverly Lease

Attached is a copy of the signed lease. Also enclosed is the check for $3885.00, which represents our security deposit and September's rent.

In addition, the following agreements are a part of the lease:

1.   The bookshelf in the living room is to be moved to the office space.

2. The sliding doors below the kitchen sink are to be painted to match the rest of the kitchen and touch-ups will be made to cabinet paint in the kitchen where applicable.

3. The kitchen counter top will be replaced with a white formica top (2 counter tops, next to refrigerator and above sink.)

4.   The paint is to be removed (scraped) from all windows where applicable.

5.   All work is to be completed on or before September 20, 1997

We understand and agree to the facts outlined above in this second Addendum to the Rental Agreement referenced above.


/s/ Candice Carpenter
-------------------------------


-------------------------------


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                                 FAX COVER SHEET



DATE:    September 11, 1997

TO:      Candice Carpenter              Via Fax - 212-352-1568

COMPANY: iVillage

FROM:    Jack May, Los Gatos

CC:      Jimmy Amato                    Via Fax - 415-325-6086

RE:      928 Waverley Lease Addendum

PAGES (including cover). 4

Attached is a copy of the revised executed lease of the above referenced property by iVillage for a period of two years. The rental payment for the first month will be the Security Deposit along with September's rent, or $3885. Rent is due on the first for future months. Usually I ask for last month's rent also, however given out discussions I am waving this requirement.

     As part of your year lease I am having the following work completed.

     1. Carpeting of the living room, dining room, two bedrooms with Karastan Belladona carpet, cuddle color or an equivalent carpet.

     2. The entry way will be recarpeted with a more durable yet good quality carpet of a similar color.

     3.   A light formica top will be placed on the kitchen sink counter.

     4. The dark woodwork and rear door will be painted the color of Empress Ivory semi-gloss or an equivalent color.

     5. The front porch floor will be repainted with a deck paint that is a lightly darker color so as not to show any dirt.

     6.   All excess furniture will be removed.

     7. Replaced the light fixture in the dining room with Copper Verde fixture from Restoration. You are to provide that fixture along with two others. I will reimburse you for the three. If you desire to purchase additional fixtures, I will

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          pay to have them installed if they are on the site at the time that the existing fixture is removed (next Monday, 9/15/97).

     8. On October 1, 1998 I-Village will pay the actual cost of repairs and improvements needed that is over the $4,000 I am willing to contribute.

     9.   All debris will be removed from around the house.

This work will be completed by 9/20 at the latest.

In addition the following agreements are a part of this lease:

1. I-Village may sublet with my approval of the tenant which will not be unreasonably withheld.

2. I will inform Candice Carpenter about any possible interest in selling the property before it is formally listed or advertised so that she may discuss possibly purchasing the property.

3. At a future date determined by iVillage I will entertain making improvements to the studio/office area in cooperation with iVillage. My responsibility may be that of long-term generic improvements to the space to the extent that I am able to economically. IVillage will be responsible to those improvements that are tailored to the needs of iVillage.


This is my best attempt at summarizing the numerous discussions I have had with Candice and Jimmy. Please let me know if there are any corrections or addition. Please acknowledge below your agreement with these additional points.


Beat regards.


We understand and agree to the facts outlined above in this Addendum to the Rental Agreement referenced above.




                                        /s/ Candice Carpenter
                                        ----------------------------

                                        ----------------------------


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